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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (date of earliest event reported): March 30, 2000



                                ARIS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          WASHINGTON                     0-22649                 91-1497147
-------------------------------   -----------------------    -------------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)


              2229 - 112TH AVENUE N.E., BELLEVUE, WASHINGTON 98004
               (Address of Principal Executive Offices)    (Zip Code)

                                 (425) 372-2747
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               Registrant's telephone number, including area code

                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On March 30, 2000, Aris Corporation (the "Company" or "Aris") signed a letter of intent to sell its Seattle and Portland training facilities to members of Aris' U.S. Education management team for approximately $3.0 million, which will be paid in cash and other consideration. The sale is expected to be completed on or about April 30, 2000.

         Aris also announced plans to close its U.S. training facilities in Washington D.C. and Denver in the second quarter of 2000 and to explore strategic alternatives for its remaining U.S. training operations in Dallas.

         The Company issued a press release on March 31, 2000 announcing the signing of the letter of intent and it's plans with respect to the training operations. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         On March 31, 2000 the Company announced that it expects to report lower than anticipated results for the first quarter of fiscal 2000 and that it is restructuring its U.S. sales organization. A copy of the related press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)     Exhibits.

                  99.1 Press release dated March 31, 2000: "ARIS ANNOUNCES SALE AND CLOSURE OF U.S. TRAINING OPERATIONS"

                  99.2 Press release dated March 31, 2000: "ARIS ANNOUNCES PRELIMINARY FIRST QUARTER RESULTS AND RESTRUCTURING OF US SALES ORGANIZATION "

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARIS CORPORATION



                                       By: /s/ Timothy J. Carroll
                                           -------------------------------------
                                           Timothy J. Carroll
                                           Vice President, Chief Financial
                                           Officer and Secretary


Dated:  April 7, 2000
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                                  EXHIBIT INDEX

  Exhibit Number  Description
  --------------  -----------
         99.1     Press release dated March 31, 2000: "ARIS ANNOUNCES SALE AND
                  CLOSURE OF U.S. TRAINING OPERATIONS"

         99.2     Press release dated March 31, 2000: "ARIS ANNOUNCES
                  PRELIMINARY FIRST QUARTER RESULTS AND RESTRUCTURING OF US
                  SALES ORGANIZATION "